Investor Presentation First Quarter 2017 Exhibit 99.2

Information Related to Forward-Looking Statements This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding future results or expectations about our investments, interest rates, portfolio allocation, dividends, financing agreements, returns on invested capital, investment strategy, taxes, portfolio, earnings, book value, housing market, compensation, growth in capital, agency MBS spreads, prepayments, hedging instruments, duration, credit performance of private-label MBS, cash flow and benefit of deferred tax asset value. Forward-looking statements can be identified by forward-looking language, including words such as “believes,” “anticipates,” “views,” “expects,” “estimates,” “intends,” “may,” “plans,” “projects,” “potential,” “prospective,” “will” and similar expressions, or the negative of these words. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made. Forward-looking statements are also based on predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond our control. Forward-looking statements are further based on various operating and return assumptions. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. You should carefully consider these risks when you make a decision concerning an investment in our common stock or senior notes, along with the following factors, among others, that may cause our actual results to differ materially from those described in any forward-looking statements: availability of, and our ability to deploy, capital; growing our business primarily through our current strategy of focusing on acquiring primarily agency mortgage-backed securities (“MBS”); our ability to forecast our tax attributes, which are based upon various facts and assumptions, and our ability to protect and use our net operating losses, and net capital losses to offset future taxable income, including whether our shareholder rights plan will be effective in preventing an ownership change that would significantly limit our ability to utilize such losses; our business, acquisition, leverage, asset allocation, operational, investment, hedging and financing strategies and the success of these strategies; the effect of changes in prepayment rates, interest rates and default rates on our portfolio; the effect of governmental regulation and actions; our ability to roll our repurchase agreements on favorable terms, if at all; our liquidity; our asset valuation policies; our decisions with respect to, and ability to make, future dividends; investing in assets other than MBS or pursuing business activities other than investing in MBS; our ability to maintain our exclusion from the definition of “investment company” under the Investment Company Act of 1940, as amended; our decision to not elect to be taxed as a real estate investment trust under the Internal Revenue Code; competition for investment opportunities, including competition from the U.S. Department of Treasury and the U.S. Federal Reserve, for investments in agency MBS, as well as the timing of the termination by the U.S. Federal Reserve of its purchases of agency MBS; the federal conservatorship of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and related efforts, along with any changes in laws and regulations affecting the relationship between Fannie Mae and Freddie Mac and the federal government; mortgage loan prepayment activity, modification programs and future legislative action; changes in, and success of, our acquisition, hedging and leverage strategies, changes in our asset allocation and changes in our operational policies, all of which may be changed by us without shareholder approval; failure of sovereign or municipal entities to meet their debt obligations or a downgrade in the credit rating of such debt obligations; fluctuations of the value of our hedge instruments; fluctuating quarterly operating results; changes in laws and regulations and industry practices that may adversely affect our business; volatility of the securities markets and activity in the secondary securities markets in the United States and elsewhere; our ability to successfully expand our business into areas other than investing in MBS; changes in, and our ability to remain in compliance with, law, regulations or governmental policies affecting our business; and the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview Arlington Asset Investment Corp. (“AI” or the “Company”) is an investment firm focused on securitized residential mortgage assets Invests in high quality liquid assets with substantial interest rate hedges to protect long-term capital and to produce predictable cash flows to support consistent dividends to shareholders Internally-managed Structured as a C-corp to enhance shareholder returns and optimize investment strategy Flexible investment allocation approach to achieve highest risk-adjusted returns Invest in interest rate sensitive agency MBS issued by Fannie Mae and Freddie Mac Invest opportunistically in credit sensitive private-label MBS NYSE Ticker AI Share Price (4/24/17) $14.45 Dividend Yield (4/24/17) 17.3% Market Cap (4/24/17) $341 million Total Assets (3/31/17) $4.7 billion Book Value Per Share (3/31/17) $15.83 Tangible Book Value Per Share (3/31/17) $13.08

As of December 31, 2016: $4.63 Billion Fair Value As of March 31, 2017: $4.86 Billion Fair Value Agency MBS Investment Portfolio Allocation Specified Pool vs. TBA Allocation (1) Includes the fair value of the agency MBS underlying forward-settling “to-be-announced (“TBA”) purchase or sale commitments that are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” By Fixed Coupon Rate (1) As of March 31, 2017: As of December 31, 2016:

Specified Agency MBS Investment Portfolio Specified pools of loans with original balances of up to $150K. Specified pools of loans with original balances between $150K and $175K. Specified pools of loans with original balances between $175K and $200K. Other specified pools include pools of loans refinanced through the Home Affordable Refinance Program (“HARP”), low FICO loans, 100% investor occupancy status loans, high LTV loans, and seasoned loans. WAC represents the weighted average coupon of the underlying collateral. Loan age represents the weighted average age of the underlying collateral. Actual 3-month constant prepayment rate (“CPR”) represents annualized 3-month CPR published in April 2017 for securities held as of March 31, 2017. Remaining life represents the weighted average expected remaining life of the security based on expected future CPR as estimated by Citi’s “The Yield Book” model. Duration is derived from the Citi’s “The Yield Book” model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. 30-Year Fixed-Rate Agency MBS Selected for Prepayment Characteristics

TBA Agency MBS Investment Portfolio Net long position in TBA securities represents forward-settling contracts to purchase or sell agency MBS on a generic pool basis. TBA commitments are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” Excludes TBA securities entered into for economic hedging purposes. Duration is derived from the Citi’s “The Yield Book” model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Dollar roll income represents the economic equivalent of net interest income (implied interest income net of financing costs) generated from the Company’s investments in non-specified fixed-rate agency MBS, executed through sequential series of forward-settling purchase and sale transactions that are settled on a net basis (known as “dollar roll” transactions). Excludes the net interest cost or benefit of any associated hedging instruments. Cost basis is based upon the contractual price of the initial TBA purchase trade of each individual series of dollar roll transactions. Net Long TBA Position (1) as of March 31, 2017 (dollars in thousands): TBA Gain (Loss) (3) (dollars in thousands):

TBA Dollar Roll Implied Spread Economics Relative spread economics of our TBA dollar rolls vs. our specified agency MBS narrowed during the quarter: TBA dollar roll transactions involve delaying, or “rolling,” the settlement of a forward-settling purchase of a TBA agency MBS by entering into an offsetting “spot” sale prior to the settlement date, net settling the “paired-off” positions in cash, and contemporaneously entering another forward-settling purchase of a TBA agency MBS of the same essential characteristics for a later settlement date at a price discount relative to the “spot” sale. For comparative purposes, this illustration assumes that a specified agency MBS is 100% financed with a repurchase agreement. Represents the weighted average net pay rate on the Company’s interest rate swap agreements multiplied by the weighted average interest rate swap notional to repurchase agreement and TBA financing ratio.

Financing Summary 16 counterparties with access to 19 total counterparties Less than 10% of equity at risk with any one counterparty 7.1% of equity at risk with largest counterparty 31.2% of equity at risk with five largest counterparties Favorable repo financing costs Spread between average one-month LIBOR and average repo financing rate narrowed in Q1 2017 Diversified Funding Sources As of March 31, 2017 (dollars in thousands):

Hedging Summary Hedge Position Helps Mitigate Impact of Rising Rates on Agency Portfolio Interest Rate Swaps as of March 31, 2017 (dollars in thousands): Duration is calculated based upon each interest rate swap’s “DV01” (a valuation metric illustrating the dollar value of a one basis point increase in interest rates) as reported by the Chicago Mercantile Exchange, the clearinghouse through which those instruments were centrally cleared. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner. The implied strike rate is estimated based upon the weighted average strike price per option contract and the price of an equivalent 10-year U.S. Treasury note futures contract. Options on 10-year U.S. Treasury Note Futures as of March 31, 2017 (dollars in thousands):

Portfolio Weighted Average Statistics Calculated as the total of the following, expressed as an annualized percentage of the total agency MBS weighted average cost basis for the period: GAAP interest income from agency MBS, plus TBA dollar roll income, less agency MBS repurchase agreement interest expense, less interest rate swap net interest expense.

MBS Portfolio Economics MBS Portfolio Net Spread Income Return on Investable Capital (1): Total investable capital is calculated as stockholders’ equity determined in accordance with GAAP, less the net deferred tax asset, plus long-term unsecured debt. Includes interest expense incurred from repurchase agreement financing and net interest expense incurred from interest rate swap agreements that have been allocated to the Company’s specified agency MBS portfolio based upon the relative average cost basis of agency MBS during the period. Excludes the economic cost or benefit of hedging instruments other than interest rate swap agreements. Calculated based upon weighted average repurchase agreement and average investable capital balances for the period. Expressed as an annualized percentage of average investable capital for the period. Expressed as an annualized percentage of average investable capital for the period. For example, for the first quarter of 2017, calculated as $3.4 million in dollar roll income (representing an implied net interest spread of 2.45% on a weighted average cost basis of $554.8 million) less the net interest expense incurred during the period from interest rate swaps allocated to the Company’s TBA dollar roll portfolio (allocated based upon the relative average cost basis of TBAs during the period) divided by average investable capital for the period (annualized). All else being equal, as the average balance of the Company’s TBA dollar roll portfolio increases, the calculated annualized return on average investable capital will increase (and vice versa). Core general and administrative expenses represent non-interest expenses reported within the line item “total general and administrative expenses” of the consolidated statements of comprehensive income less stock-based compensation expense and non-recurring expenses.

Book Value Sensitivity to Rates and MBS Spreads Interest rate sensitivity of agency MBS and TBA commitments is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) no changes in agency MBS spreads, (iii) no changes to the investment or hedge portfolio, (iv), may reflect an interest rate of less than 0% in certain portions of the curve, and (v) no changes to the deferred tax asset. Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 6.0 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of March 31, 2017. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, (ii) no changes to the investment or hedge portfolio, (iii) and no changes to the deferred tax asset. Interest Rate Sensitivity Interest rate sensitivity is the sensitivity of book value to changes in interest rates Assumes an instantaneous parallel shock to the forward yield curve Agency MBS Spread Sensitivity Agency MBS spread sensitivity is the sensitivity to our book value to changes in agency MBS spreads

Net operating loss carry-forward of $85MM as of March 31, 2017 Net capital loss carry-forward of $320MM as of March 31, 2017 17.3% annualized dividend yield (1) 23.3% annualized dividend yield, on a tax adjusted basis (2) Based on the Company’s Class A common stock closing price on the NYSE of $14.45 on 4/24/2017. The annual dividend rate presented is calculated by annualizing the first quarter of 2017 dividend payment of $0.625 per share of Class A common stock. The Company maintains a variable dividend policy and the Board of Directors, in its sole discretion, approves the payment of dividends. Actual dividends in the future may differ materially from historical practice and from the annualized dividend rate presented. The Company's distributions to shareholders of current or accumulated earnings and profits (“E&P”) are qualified dividends eligible for the 23.8% maximum federal income tax rate whereas similar distributions to shareholders by a REIT of current or accumulated E&P are nonqualified dividends subject to the higher 43.4% maximum federal income tax rate on ordinary income. Any distributions in excess of current or accumulated E&P would be reported as a return of capital instead of qualified dividends. Distributions that are classified as returns of capital are nontaxable to the extent they do not exceed a shareholder’s adjusted tax basis in the Company’s common stock, or as a capital gain to the extent that the amount of the distribution exceeds a shareholder’s adjusted tax basis in the Company’s common stock. To provide the same after-tax return to a shareholder of distributions of current or accumulated E&P eligible for the 23.8% rate on qualified dividend income and otherwise subject to the maximum marginal rate on ordinary income, a REIT would be required to pay dividends providing a 23.3% yield.  Corporate Tax Structure Provides Enhanced Shareholder Returns and Flexibility Our C-corp structure benefits stockholders by providing a tax-advantaged dividend as we continue to utilize our net operating loss and net capital loss carry-forwards Provides option to reinvest earnings and opportunistically benefit from market dislocation Allows investment flexibility as we are not bound by any substantial restrictions Structure provides flexibility as we are not required to distribute taxable earnings to stockholders

Internally-managed structure provides operating leverage Alignment of interest between shareholders and management Eliminates inherent conflicts of interest of externally managed structures Alignment of management compensation to Company performance Annual cash incentive compensation and long-term incentive stock compensation earned based on Company and stock performance 2016 GAAP G&A expenses include a total of $4MM in non-recurring proxy contest expenses (1) Core G&A Expenses as % of Investable Capital(1)(2) – Last 12 Months Efficient Internally Managed Structure Core general and administrative expense is calculated as expenses determined in accordance with GAAP less stock compensation, 2016 proxy contest fees that are in excess of those normally incurred for an annual meeting of shareholders and legacy litigation expenses in 2011 through 2014. Average investable capital is composed of shareholders’ equity plus long-term unsecured debt less deferred tax assets, net. Annual GAAP and Core G&A Expenses(1) – Last 12 Months (in thousands)

Appendix

Balance Sheet Tangible book value represents total stockholders' equity less net deferred tax assets. Represents shares of Class A common stock and Class B common stock outstanding plus vested restricted stock units convertible into Class A common stock less unvested restricted Class A common stock.

Statement of Comprehensive Income

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Non-GAAP Core Operating Income Per Diluted Share Rollforward - Q1 2017 vs. Q4 2016

Non-GAAP Core Operating Income, Continued (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Reconciliation of GAAP pre-tax net income to non-GAAP core operating income:

Book Value Per Share Rollforward – First Quarter 2017 Tangible book value represents total stockholders' equity less net deferred tax assets. Excludes TBA dollar roll income, which is included in non-GAAP core operating income. Excludes net interest expense incurred from interest rate swap agreements, which is included in non-GAAP core operating income.

Duration Gap Duration is derived from the Citi’s “The Yield Book” model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Long-term debt is excluded. Weighted average duration for interest rate swap agreements includes the Company’s forward-starting interest rate swap agreements, which have an aggregate notional amount of $375 million. Net Duration Gap as of March 31, 2017 (dollars in thousands) *Note: Hedged duration gap does not reflect the economic effects of options on U.S. Treasury note futures.*

Arlington has transitioned its portfolio from private-label to agency assets to achieve the highest risk adjusted returns December 31, 2009 December 31, 2011 December 31, 2013 Agency MBS capital allocation Private-label MBS capital allocation Arlington constantly evaluates different investment opportunities to allocate capital in order to achieve the highest risk adjusted returns Arlington has actively transitioned the allocation of capital towards agency MBS as levered returns, paired with Arlington’s hedging strategy, have become more attractive As markets and housing have recovered, private-label MBS returns have fallen relative to agency MBS Arlington's increased concentration of agency MBS has enhanced its ability to prudently leverage its balance sheet December 31, 2015 March 31, 2017 Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, derivative instruments, deposits, net receivable or payable for unsettled securities and cash. Private-label MBS allocated capital is composed of MBS and its related repo.

Served as a Director of AI since co-founding the Company in 1989 Served as Vice Chairman and Chief Operating Officer from 1989 to 1999, Vice Chairman and Co-Chief Executive Officer from 1999 to 2003, Co-Chairman and Co-Chief Executive Officer from 2003 to 2005, Chairman and Chief Executive Officer from 2005 to 2014 and as Executive Chairman since 2014 Over 30 years of experience Served as Chief Executive Officer since 2014, Chief Operating Officer since 2007, and a Director of AI since March 2007 From 2004 to 2007, Mr. Tonkel served as President and Head of Investment Banking at FBR & Co. Over 30 years of experience J. Rock Tonkel, Jr. President and Chief Executive Officer Richard E. Konzmann EVP and Chief Financial Officer Brian J. Bowers Chief Investment Officer and Portfolio Manager Mr. Konzmann joined the Company in March 2015 Previously, he was with American Capital, Ltd., a publicly traded private equity firm and global asset manager of alternative investment funds including residential mortgage REITs, from 2002 until March 2015, most recently as Senior Vice President, Accounting Over 25 years of experience Mr. Bowers joined the Company in 2000 Previously, he was the Chief Portfolio Strategist for BB&T Capital Markets and the Portfolio Manager/Plan Sponsor of CareFirst, Inc. Over 30 years of experience Experienced Management Team Through Numerous Cycles Eric F. Billings Executive Chairman